                                                             EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-4278) of ANSYS, Inc. of our report dated March 15, 2002 relating to the financial statements of the ANSYS Inc. Employee Stock Purchase Plan, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP
------------------------------

PricewaterhouseCoopers LLP
Pittsburgh, Pennsylvania
March 22, 2002

===============================================================================